                                                                    EXHIBIT 31.1

       Certification of Chief Executive and Chief Financial Officer Under
                  Section 302 of the Sarbanes-Oxley Act of 2002

     I, Manuel B. Lopez,  Chief Executive and Chief Financial Officer of Western
Standard Corporation, certify that:

     1. I have reviewed  this Annual  Report on Form 10-KSB of Western  Standard
Corporation ("issuer");

     2. Based on my knowledge, this report does not contain any untrue statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the issuer as of, and for, the periods presented in this report.

     4. I am responsible for  establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rule 13a-15(e) and 15d-15(e)) for the
issuer and have:

          (a) Designed such disclosure  controls and procedures,  or caused such disclosure controls and procedures to be designed under my supervision,  to ensure that  material  information  relating to the issuer,  including  its consolidated  subsidiaries,  is made  known to me by  others  within  those entities,  particularly  during the  period in which  this  report is being prepared;

          (b) Reserved;

          (c) Evaluated the  effectiveness of the issuer's  disclosure  controls and  procedures  and  presented  in this  report my  conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

          (d)  Disclosed  in this  report  any change in the  issuer's  internal control over  financial  reporting  that occurred  during the issuer's most recent fiscal quarter that has materially affected, or is reasonably likely
     to  materially   affect,  the  issuer's  internal  control  over  financial reporting; and

     5. I have disclosed, based on my most recent evaluation of internal control over financial  reporting,  to the issuer's  auditors and the audit committee of
the  issuer's   board  of  directors  (or  persons   performing  the  equivalent
functions):

          (a) All significant deficiencies and material weaknesses in the design of  operation  of  internal  control  over  financial  reporting  which are reasonably  likely to adversely effect the registrant's  ability to record, process, summarize and report financial information; and

          (b) Any fraud,  whether or not material,  that involves  management or other  employees  who  have a  significant  role in the  issuer's  internal control over financial reporting.

Date:    March 26, 2004

Signature: /s/ Manuel B. Lopez
           Manuel B. Lopez
Title:     Chief Executive and Financial Officer